UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 24, 2011
Date of Earliest Event Reported: May 20, 2011

MACY'S, INC.

7 West Seventh Street, Cincinnati, Ohio 45202 (513) 579-7000

-and-

151 West 34th Street, New York, New York 10001 (212) 494-1602

Delaware	1-13536	13-3324058
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

             As described in Item 5.07 below, on May 20, 2011, the shareholders of Macy's, Inc. ("Macy's") approved an amendment to Article Seventh of Macy's Amended and Restated Certificate of Incorporation, which removed the requirement of plurality voting for directors. A Certificate of Amendment of the Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 20, 2011.  A copy of Article Seventh, as amended, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

             On February 25, 2011, the Board of Directors approved an amendment to Section 13 of Macy's Amended and Restated By-Laws, which amendment was contingent upon the approval by shareholders of the amendment to the Amended and Restated Certificate of Incorporation described above.  The amendment adds a new By-Law 13(d), which provides that in order for director nominees to be elected, they must receive the affirmative vote of a majority of the shares cast by holders entitled to vote at an annual meeting. By-Law 13(d) also provides that plurality voting would apply in the event of a contested election (i.e., an election where the number of nominees exceeds the number of directors to be elected). The By-Laws amendment became effective with the filing of the Certificate of Amendment of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, as described above.  A copy of Macy's Amended and Restated By-Laws, as so amended, is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07.             Submission of Matters to a Vote of Security Holders.

                Macy's annual meeting of shareholders was held on May 20, 2011 in Cincinnati, Ohio.  The following is a summary of the matters voted on at the meeting:

(a)  Shareholders approved the election of ten directors for a one-year term expiring at the 2012 annual meeting of Macy's shareholders, as follows:

Nominee	For Votes	Withheld Votes	Broker Non-Votes
Stephen F. Bollenbach	354,009,126	1,620,545	19,615,705
Deirdre P. Connelly	351,537,687	4,091,984	19,615,705
Meyer Feldberg	308,081,068	47,548,603	19,615,705
Sara Levinson	347,018,098	8,611,573	19,615,705
Terry J. Lundgren	341,032,926	14,596,745	19,615,705
Joseph A. Neubauer	302,118,921	53,510,750	19,615,705
Joseph A. Pichler	350,003,784	5,625,887	19,615,705
Joyce M. Roché	354,167,774	1,461,897	19,615,705
Craig E. Weatherup	347,648,211	7,981,460	19,615,705
Marna C. Whittington	350,170,542	5,459,129	19,615,705

(b)  Shareholders ratified the appointment of KPMG LLP as Macy's independent registered public accounting firm for the fiscal year ending January 28, 2012, as follows:

For	Against	Abstain	Broker Non-Votes
369,761,161	5,170,424	313,791	0

(c)  Shareholders approved Macy's Amended and Restated Certificate of Incorporation, as follows:

For	Against	Abstain	Broker Non-Votes
373,075,169	1,288,887	881,320	0

(d)  Shareholders approved the advisory vote on executive compensation, as follows:

For	Against	Abstain	Broker Non-Votes
277,724,700	72,098,001	5,806,970	19,615,705

(e)   The advisory vote on the frequency of the advisory vote on executive compensation received the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
306,087,224	705,662	45,495,546	3,341,239	19,615,705

In accordance with the Board of Directors' recommendation and the voting results on this advisory proposal, the Company will include an advisory shareholder vote on executive compensation in the Company's proxy materials every year until the next required advisory vote on the frequency of shareholder votes on executive compensation.

Item 9.01.	Financial Statements and Exhibits.

	(d)	Exhibits

		3.1	Macy's, Inc. Article Seventh of the Amended and Restated Certificate of Incorporation.

		3.2	Macy's, Inc. Amended and Restated By-Laws.

MACY'S, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACY'S, INC.

Dated: May 24, 2011	By: /s/ Dennis J. Broderick
Name: Dennis J. Broderick
Title: Executive Vice President, General Counsel and Secretary

Index to Exhibits

Index Number

3.1	Macy's, Inc. Article Seventh of the Amended and Restated Certificate of Incorporation.
3.2	Macy's, Inc. Amended and Restated By-Laws.